Exhibit 10.1

PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE MARKED BY ASTERISKS (“***”).

VISA U.S.A. INC.
VISA INCENTIVE AGREEMENT

Effective Date:
This Visa incentive agreement (the “agreement”) is effective as of November 1, 2014 (“Effective Date”), but only if Visa has received from USAT an executed counterpart of this agreement on or before November 30, 2014.  Otherwise, this agreement will not become effective.

Term of Agreement:	The term of this agreement begins on the Effective Date and will expire on October 31, 2017 (“Term”); unless terminated earlier in accordance with section 5 of schedule A.

Visa Contact:	***
Visa Phone Number:	***
Visa Facsimile Number:	***

USAT Contact:	Stephen P. Herbert
USAT Phone Number:	610-989-0340
USAT Facsimile Number:

This agreement is between VISA U.S.A. INC., a Delaware corporation, with its principal place of business at 900 Metro Center Boulevard, Foster City, California 94404 (mailing address P.O. Box 8999, San Francisco, CA 94128-8999) (“Visa”) and USA Technologies, Inc., a Pennsylvania corporation, with its principal place of business at 100 Deerfield Lane, Suite 140, Malvern, PA 19355 (“USAT”).

USAT has entered into agreements with various merchants (each a “USAT Customer” or collectively the “USAT Customers”), whereby USAT provides to each USAT Customer gateway transaction processing services and related hardware and software solutions for the acceptance of Visa Cards, which are used for payment at vending machines owned and operated by a USAT Customer, and USAT has an agreement with an Acquirer, and desires to receive the incentives offered by Visa.

Visa operates a retail electronic payments network and desires to provide USAT with incentives to encourage and reward USAT for the growth of its acceptance of payment devices featuring a Visa-owned brand.

USAT desires to avail itself of the opportunity to receive the incentives offered by Visa.

The parties agree as set forth in this cover page and in all of the schedules and riders attached hereto, and all such schedules and riders are part of this agreement.

AGREED:
VISA U.S.A. INC.		USA Technologies, Inc.
(“Visa”)		(“USAT”)

By:	/s/ ***	By:	/s/David M. DeMedio
Name:	***	Name:	David M. DeMedio
Title:	***	Title:	CFO
Date:	11/14/14	Date:	11/12/14

SCHEDULE A

STANDARD TERMS AND CONDITIONS

1.      DEFINITIONS.  In addition to any terms defined elsewhere in this agreement, the terms below have the following meanings for purposes of this agreement:

“Acquirer” refers to a Visa Member that affiliates merchants for the acceptance of Cards bearing Visa-owned brands and acquires and interchanges, with issuers of Cards bearing Visa-owned brands, transactions generated at those merchants with the use of those Cards.

“Affiliates” refers to entities that during the Term, directly or indirectly, own or control a party, are owned or controlled by a party or are under common ownership or control with a party.

“Card” refers to a card and any other device, technology, or medium (including without limitation, key fobs, micro tags, and mobile phones) through which branded payment services are delivered.

“Cash Transactions” means convenience checks, balance transfers, and cash disbursements, including automatic teller machine and manual cash disbursements, point-of-sale cash back transactions and prepaid Card funding transactions.

“Change of Control” refers to the consummation by USAT of a transaction or series of related transactions in which any one or more of the following occurs: (i) any person becomes the beneficial owner, directly or indirectly, of 25% or more of USAT’s then outstanding common stock or then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body if such party is not a corporation); (ii) the sale, lease, exchange or other disposition of 50% or more of all of USAT’s consolidated assets or of USAT’s then outstanding common stock or then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body if such party is not a corporation); or (iii) consummation, or approval by the shareholders of USAT of a complete liquidation or dissolution or a plan of complete liquidation or dissolution of USAT.

***

“Claims” refers to personal injury, property losses, damages (including lost profits or savings and indirect, incidental, consequential, exemplary, punitive, and special damages), losses, penalties, fines, suits, expenses, and costs (including attorney’s fees and investigation expenses).

***
***
***
***
“CPS” or “Custom Payment Services” means a Visa payment service that accommodates specific payment environments with an identifier that remains with the transaction throughout its life cycle.

“Credit Card” refers to a general purpose revolving or non-revolving consumer, business, or commercial payment card issued in the Territory that may be used to secure credit by accessing an unsecured or secured open-end credit account pursuant to which the cardholder may make purchases, obtain cash advances or convenience checks, or transfer balances.

***.

“Debit Card” means a Card issued or approved for use to debit an asset account, such as a demand deposit account or savings account, whether authorization is based on a signature or PIN, and including prepaid Cards.

“EFTA” refers to The Electronic Fund Transfer Act, as amended.
“Eligible Merchant Category Code” refers to any one of the MCC’s listed or named in schedule D of this agreement.

“Fraud-Prevention Adjustment” refers to the additional amount that, pursuant to Section 235.4 of Part III of the Regulations, may be added to any Interchange Transaction Fee that an issuer may receive in accordance with Section 235.3 of Part II of the Regulations.

“Incentive Quarter” refers to each three-month period during the Term, starting with the three-month period that begins on the Effective Date.

“Included Merchant Location” refers to any stand-alone unattended vending or self-serve retail machine physically located in the Territory that is: owned and/or operated by a USAT Customer and for which USAT facilitates Card payment functionality or gateway services.  For the purposes of this agreement, unattended DVD rental machines owned or operated by USAT or a USAT Customer are not included as an Included Merchant Location.

***

“IRF” refers to the Interchange Reimbursement Fee, as such term is defined in the Visa Operating Regulations.

“Liability” refers to any liability under any theory or form of action whatsoever, in law or in equity, including, without limitation, contract or tort, including negligence, even if the party in question has been notified of the possibility of such damages, including, without limitation, liability for infringement of others’ intellectual property rights or any liability for Claims of third parties.

“MCC” or “Merchant Category Code” refers to a code designating the principal trade, profession, or line of business in which a merchant is engaged, as specified in the Visa Operating Regulations.

“MVV” or “Merchant Verification Value” refers to a value assigned by Visa used to identify participation in select merchant programs.

***

***

***

***.

“Non-Regulated Visa Debit Transaction” refers to a transaction originated on a Visa Debit Card, excluding Regulated Debit Card Transactions, that are routed for authorization, clearing and settlement through ***, or ***.

“Other Credit Cards” refers to a Credit Card that is branded with a name or trademark not owned by Visa.

“Other Credit Card Transaction” refers to a transaction that originated on an Other Credit Card.

“Other Debit Cards” refers to a Debit Card that is branded with a name or trademark not owned by Visa.

“Other Non-Regulated Debit Card Transaction” refers to a transaction that originated on an Other Debit Card, excluding Regulated Debit Card Transactions.

“Other Regulated Debit Card Transaction” refers to a Regulated Debit Card Transactions originated on an Other Debit Card.

 ***

“Regulated Debit Card” is a ‘Debit Card’ (as such term is defined in Section 920(c)(2) of EFTA) transactions, including transactions originated on the types of Cards listed in 920(a)(7)(B) of EFTA, but excluding transactions originated on the types of Cards listed in Sections 920(a)(6) and 920(a)(7)(A) of EFTA.

“Regulated Debit Card Transactions” refers to a transaction initiated on a ‘Debit Card’ (as such term is defined in Section 920(c)(2) of EFTA), including transactions originated on the types of Cards listed in 920(a)(7)(B) of EFTA, but excluding transactions originated on the types of Cards listed in Sections 920(a)(6) and 920(a)(7)(A) of EFTA.

***.

“Regulated Visa Debit Transaction” refers to a Regulated Debit Card Transaction that originated on Visa Debit Card that is routed for authorization, clearing, and settlement through ***, and net of credits and chargebacks and excluding Cash Transactions.

“Regulations” refers to the ‘Debit Card Interchange Fees and Routing; Final Rule,’ as amended from time to time, published as 12 CFR Part 235 on Wednesday, July 20, 2011 in Vol. 76, No. 139 of the Federal Register of the United States of America.

“Territory” refers to all of the 50 States of the United States of America and the District of Columbia.

***.

“Unattended Visa Debit Transactions” refers to a Regulated Debit Card Transaction that originated on Visa Debit Card and assigned Category Code excluding ***, that is routed for authorization, clearing, and settlement through *** or ***, and net of credits and chargebacks and excluding Cash Transactions.

“Visa Cards” refers to Visa Debit Cards and Visa Credit Cards.

“Visa Credit Card” refers to a Visa-branded consumer or commercial credit Card.

“Visa Credit Transaction” refers to a transaction originated on a Visa Credit Card, that contains the appropriate MVV, and that is routed for authorization, clearing, and settlement through *** or ***, and that is net of credits, chargebacks, and excluding Cash Transactions.

“Visa Debit Card” refers to a Visa-branded consumer Debit Card.

“Visa Debit Transaction” refers to a transaction originated on a Visa Debit Card that is routed for authorization, clearing, and settlement through ***and that is net of credits, chargebacks, and excluding Cash Transactions.

“Visa Member” refers to an entity that participates in Visa’s payment services as a member of Visa U.S.A. Inc. with rights and obligations defined in the Visa Operating Regulations and is authorized to operate one or more Visa programs subject to specific trademark license agreements and the Visa Operating Regulations.

“Visa Operating Regulations” refers to the operating regulations of Visa International, as amended from time to time (published at http://usa.visa.com/download/merchants/visa-international-operating-regulations-main.pdf), applicable to operations in the Territory.

“Volume” refers collectively to the *** volume generated from Non-Regulated Visa Debit Transactions, Visa Credit Transactions, Regulated Visa Debit Transactions and Unattended Visa Debit Transactions.

***.

***

2.      REPRESENTATIONS AND WARRANTIES.

USAT and Visa each warrants and represents to the other that: (i) it has full corporate power and authority to execute, deliver, and perform this agreement; (ii) the person signing this agreement on its behalf has been properly authorized and empowered to enter into this agreement; and (iii) this agreement is its legal, valid, and binding obligation and is enforceable against it in accordance with the terms contained in this agreement.

3.      USE OF TRADE AND SERVICE MARKS.  Nothing in this agreement gives either party a license or other right to use the trademarks, service marks, trade dress, corporate name, logos, brands, copyrights, or other intellectual property of the other party.

4.      CONFIDENTIALITY.

  (a)     Except as otherwise permitted under subsection (d) of this section 4, for the Term and a period of 7 years after the expiration or termination of this agreement, the party to whom disclosures are made (“Recipient”) shall:

    (i)      use the Confidential Information only for the purpose this agreement contemplates;

    (ii)     restrict disclosure of the Confidential Information to: (A) employees, contractors, subcontractors, agents, and consultants of Recipient and (B) legal, financial, and tax advisors of the Recipient; and in each case, (I) provided the persons described in subsections (A), (B), and (C) of this section 4(a)(ii) of schedule A are subject to legal obligations to the Recipient restricting disclosure and use of confidential or proprietary information to the degree necessary to comply with the provisions in section 4 of schedule A; and (II) in each case only to the extent each such person has a need to know (each, a “Permitted Party”);

    (iii)    not disclose the Confidential Information to any other person or entity apart from those described in paragraph (ii) above without the prior written consent of the party that disclosed the Confidential Information hereunder (“Discloser”);

    (iv)    advise those Permitted Parties who access the Confidential Information of their obligations with respect thereto; and

    (v)     copy the Confidential Information only as necessary for the purposes this agreement contemplates, and ensure that all confidentiality notices that may appear on the originals are reproduced in full on such copies.

  (b)     Return of Confidential Information.  Confidential Information, including permitted copies, shall be deemed the property of the Discloser; provided that the terms of this agreement shall be deemed the joint property of Visa and Merchant.  Except as necessary to effect the limited purpose for which its Confidential Information was disclosed under this agreement, the Discloser does not grant to the Recipient any right or license under, in or to any intellectual property or other right of the Discloser that may pertain to such Confidential Information.  Promptly upon the written request of Discloser, the Recipient will return to the Discloser, or at Recipient’s option destroy, all physical embodiments of Discloser’s Confidential Information (or any designated portion thereof), including all copies thereof, to the Discloser.  The Recipient also shall certify in writing that it has satisfied its obligations under this Paragraph within ten calendar days of a written request by the Discloser.

  (c)     Definition of Confidential Information and Need to Know.

    (i)     Subject to subsection (c)(ii) of this section 4, “Confidential Information” refers to: (A) the terms of this agreement and (B) any information or data disclosed by the Discloser which: (I) if in tangible form, is marked clearly as proprietary or confidential; (II) if oral, is identified as proprietary, confidential, or private on disclosure; or (III) regardless of the form in which it is embodied or the manner in which it is disclosed, the Recipient should reasonably understand to be confidential; provided, however, that such information or data is provided under or in contemplation of this agreement (including without limitation, the financial terms of the proposal that Visa provided to USAT in order to facilitate USAT’s internal evaluation of such proposal and the negotiations that led to this agreement); and as used in paragraph (a)(ii) above, “need to know” means that the Permitted Party requires the Confidential Information to perform its responsibilities in connection with this agreement.

    (ii)     The term “Confidential Information” excludes information that Recipient can demonstrate: (A) is or becomes available to the public through no breach of this agreement; (B) was previously known by the Recipient without any obligation to hold it in confidence; (C) is received from a third party who Recipient reasonably believes is free to disclose such information without restriction; or (D) is independently developed by the Recipient without the use of Confidential Information of the Discloser.

  (d)     Exceptions. Either party may disclose the other party’s Confidential Information: (i) if the other party provides its prior written approval or (ii) in response to a court order or a requirement of law, regulation, or a governmental body of the United States or any political subdivisions thereof applicable to the Recipient or its Affiliate (a “Required Disclosure”), but only to the extent of and for the purposes of such Required Disclosure, and only if the Recipient (to the extent legally permitted) first notifies the Discloser of the Required Disclosure and affords the Discloser a reasonable opportunity under the circumstances to seek an appropriate protective order.  Notwithstanding the foregoing, either party may disclose this agreement pursuant to a Required Disclosure and may do so without prior notice to the other party provided that this agreement is designated as “Highly Confidential -- Outside Counsel’s Eyes Only” under an applicable protective order or confidentiality agreement or is otherwise protected from disclosure to third parties by operation of law.

  (e)     USAT Communications with its Prospective Merchant Clients.  Visa recognizes that in order for USAT to offer to provide the benefits of the Promotional IRF Rates to its prospective merchant clients, USAT will need to share with prospective merchant clients: (i) the Merchant Participation Requirements (defined in section B of schedule C) and (ii) the rate of Promotional IRF Rates.  To accommodate that, Visa agrees that communications (written or oral) from USAT to its prospective merchant clients that include: (i) the Merchant Participation Requirements and/or (ii) the rate of the Visa Debit Regulated Promotional IRF will not be deemed to be Visa Confidential Information so long as (1) each prospective merchant client is subject to legal obligations to USAT restricting disclosure and use of confidential or proprietary information to the degree necessary to comply with the provisions in this section 4, and (2) those communications (written and oral) do not in any way communicate or imply that Visa is the source of or in any way associated with (except, to the extent that the transactions subject of the communication are identified as Visa Card transactions): (A) the offer that USAT is making to its prospective merchants or (B) the Merchant Participation Requirements and the Promotional IRF Rates.  For the avoidance of doubt, apart from the no-attribution to Visa, the foregoing and nothing in this agreement limits or sets requirements on USAT regarding the offers (including without limitation pricing and terms) that USAT may choose to make to its merchant clients, existing or prospective.

5.      EARLY TERMINATION.

  (a)     Material Breach.  If either party commits a material breach of its obligations under this agreement, the other party may terminate this agreement by giving the breaching party at least thirty calendar days’ written notice prior to the effective date of termination, except that any such notice shall not result in termination if the breaching party cures that breach before the thirty-day notice period elapses. For purposes of this agreement, “material breach” means, with respect to a given breach, that a reasonable person in the position of the non-breaching party would wish to terminate this agreement because of that breach.

  (b)     Automatic Termination.  This agreement will terminate immediately and automatically in the event that USAT is placed into receivership with a governmental entity, or a petition is filed by or against USAT under applicable bankruptcy law seeking the liquidation of USAT’s assets (and, in the case of a petition filed against USAT, such petition is not dismissed within thirty calendar days).

  (c)     Visa’s Termination Rights Upon USAT Change of Control; Termination for Convenience.

    (i)     Visa may terminate this agreement without liability if USAT is subject to a Change of Control event whereby USAT is controlled or acquired by a direct competitor of Visa.  USAT shall give written notice to Visa promptly of the execution of an agreement that will result in such a Change of Control of USAT.

    (ii)     Either party may terminate this agreement for no reason at any time by providing ninety calendar days’ prior written notice to the other party.

  (d)    Other Termination Rights.  A party may elect to terminate this agreement in accordance with any other termination rights it may have elsewhere in this agreement.

  (e)     Effect of Termination or Expiration.  All obligations and rights under this agreement will cease immediately and automatically as of the effective date of termination of this agreement or its expiration, and any provision that by its terms expressly survives or needs to survive to give effect to its purpose will also survive the termination or expiration of this agreement.  The termination or expiration of this agreement will not have any effect on the VisaNet Agreement or USAT’s participation in the Visa payment system.

6.      TERRITORY; SCOPE; LIMITATION OF LIABILITY.

  (a)     The incentives offered under schedule B of this agreement only apply to Visa Card transactions (i) that are referenced in schedule B and (ii) that originate at the Included Merchant Locations.

  (b)     This agreement covers any new Included Merchant Locations that USAT creates through the normal course of business during the Term; however, it does not cover any new Included Merchant Locations that USAT or any Affiliate of USAT acquires during the Term from a third party (whether by purchase, merger, acquisition, or otherwise), unless Visa provides its prior written approval.

  (c)     USAT and Visa expressly acknowledge and agree that: (i) the sole objective of this agreement is for Visa to offer to USAT the benefit of the Promotional IRF Rates, subject to the terms and conditions in schedules B and C and in the rest of this agreement; and (ii) this agreement is not, and is not intended to be, an agreement for Visa to provide USAT or any third party with products, processing, services, programs, specifications, standards, software, hardware, or firmware of any kind, whether in connection with any Card transactions referenced in schedule B of this agreement that originated at an Included Merchant Location or elsewhere or otherwise.

  (d)    Apart from the express obligations of Visa set forth in this agreement, Visa shall have no other obligation to USAT under or arising out of this agreement.  USAT’s sole and exclusive redress and right of recovery for Claims and Liability due to or arising from the Visa products, processing, services, programs, specifications, standards, software, hardware, or firmware in connection with the transactions referenced in schedule B of the agreement that originated at Included Merchant Locations, will be against USAT’s Acquirer or any other Visa Member or non-Visa Affiliate through which USAT participates in the ***.  USAT understands and agrees that Visa will bear no risk with respect to USAT’s services and/or products.

  (e)     THIS IS NOT A SERVICES AGREEMENT.  VISA DOES NOT MAKE OR GIVE UNDER THIS AGREEMENT, AND HEREBY EXPRESSLY DISCLAIMS, ALL WARRANTIES, REPRESENTATIONS, OR CONDITIONS, BOTH EXPRESS AND IMPLIED, ARISING BY STATUTE OR OTHERWISE IN LAW, OR FROM COURSE OF DEALING OR USAGE OR TRADE, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY, REPRESENTATION, OR CONDITION OF MERCHANTABILITY, MERCHANTABLE QUALITY, OR FITNESS FOR ANY PURPOSE, PARTICULAR, SPECIFIC, OR OTHERWISE, OR ANY WARRANTY OF TITLE OR NON-INFRINGEMENT FOR ANY AND ALL PRODUCTS, PROCESSING, SERVICES, PROGRAMS, SPECIFICATIONS, STANDARDS, SOFTWARE, HARDWARE, OR FIRMWARE. EXCEPT FOR THE WARRANTIES AND REPRESENTATIONS MADE IN SECTION 2 OF THIS SCHEDULE A OF THIS AGREEMENT, VISA DOES NOT MAKE OR GIVE ANY OTHER WARRANTIES OR REPRESENTATION UNDER THIS AGREEMENT.

  (f)     UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES EVEN IF IT HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, PROFITS OR BUSINESS.  EXCEPT FOR AMOUNTS DUE USAT, IF ANY, IN ACCORDANCE WITH SCHEDULE B, IN NO EVENT WILL EITHER PARTY BE LIABLE IN THE AGGREGATE, FOR ANY CLAIMS, PROCEEDINGS, LIABILITIES, OBLIGATIONS, DAMAGES, LOSSES, OR COSTS RELATED TO OR ARISING OUT OF ANY SUBJECT MATTER OF THIS AGREEMENT, FOR ANY INDIVIDUAL OR RELATED SERIES OF CLAIMS OR LIABILITIES IN AN AMOUNT EXCEEDING TEN-THOUSAND UNITED STATES DOLLARS. THIS LIMITATION OF LIABILITY SECTION APPLIES WHETHER THE ALLEGED LIABILITY IS BASED ON CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR ANY OTHER BASIS, EVEN IF VISA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

7.      MISCELLANEOUS.

  (a)     Relationship of the Parties.  The parties are independent contractors and this agreement does not create a partnership, joint venture, employee/employer or other agency relationship between them.

  (b)     Assignments.  This agreement binds and benefits each of the parties and their respective permitted successors and assigns.  No party may assign or transfer, in whole or in part, any of its rights under this agreement, voluntarily or involuntarily, whether by operation of law or any other manner, except as expressly permitted in this section or with the prior written consent of the other party.  No party may delegate any performance under this agreement.

  (c)     Notices. All notices and other communications to be given under this agreement will be in writing and will be deemed to have been given and received: (i) when personally delivered; (ii) three business days after mailing, postage prepaid, by certified mail; (iii) one business day following dispatch by electronic mail to the electronic mail address identified on the cover page of this agreement; (iv) one business day following dispatch by facsimile to the facsimile address identified on the cover page of this agreement; or (v) one business day following dispatch by overnight delivery via a national or international courier service and, in each case, addressed to the party at the addresses set forth on the first page of this agreement (in the case of notices to Visa, a copy of any such notice will also be delivered to the Visa U.S.A. Legal Department, in care of the same Visa address), unless a different address will have been designated in writing.

  (d)     Governing Law.  This agreement and all proceedings arising out of or in connection with this agreement will be governed by and interpreted solely according to the substantive laws of the State of New York without regard to its choice of law or conflict of laws principles.  The parties hereby submit to the sole jurisdiction of the courts in the State of New York and agree that service of process may be effected through the notice procedure set forth in section 7(c) of schedule A.

  (e)     Materials with Other Party’s Name and Trademarks.  All written and broadcast materials created by or for a party including, without limitation, advertisements, marketing materials, press releases, point of purchase signage, mailings, and any other signage which relate to the other party or any materials that contain the name or trademark of the other party are subject to the other party’s prior written approval, which may not be unreasonably withheld.

  (f)     Public Disclosures.  Either party may disclose the existence of this agreement, but unless otherwise permitted under section 4(d) of this schedule A, neither party may disclose the terms of this agreement.  Moreover, neither party may issue an independent press release or make any other public announcement, whether written, oral or otherwise, with respect to this agreement without the prior written consent of the other party.

  (g)     Complete Agreement.  This agreement constitutes the entire agreement and understanding between Visa and USAT with respect to their rights and obligations set forth herein, and there are no other agreements, representations, warranties, or understandings between Visa and USAT with respect to such subject matter.  Any change to this agreement must be in writing and signed by an authorized representative of each party.  To the extent that any other agreement, written or verbal, appears to exist between the parties with respect to the subject matter hereof, this agreement supersedes any such agreement.  All schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this agreement.  This agreement has been fully reviewed and negotiated by the parties and their respective counsel.

  (h)     Force Majeure.  Neither party will be liable to the other party for any loss, damage, cost, delay, or failure to perform in whole or in part resulting from causes beyond such party’s control, including but not limited to fires, floods, storms, earthquakes, hurricanes, tornadoes, or other severe weather or climatic conditions; act of a public enemy, war, or terrorist attack, blockade, strikes, insurrections, riots, or requirements of any governmental authority.

  (i)     Severability.  If any provision of this agreement is determined to be invalid, illegal, or unenforceable,  the validity, legality, and enforceability of the remaining provisions of this agreement will remain in full force and effect; however if the determination of such invalidity, illegality, or unenforceability has a significant effect, in the reasonable judgment of a party (the “Affected Party”), on the financial or commercial position of the Affected Party,  the parties shall negotiate in good faith so as to replace each invalid, illegal, or unenforceable provision with a valid, legal, and enforceable provision which will, in effect, from an economic viewpoint, most nearly and fairly approach the effect of the invalid, illegal, or unenforceable provision; provided that both parties’ rights and obligations under this agreement will cease thirty calendar days after the date the Affected Party notifies the other party that it wishes to renegotiate such invalid, illegal, or unenforceable provision if the parties are unable to reach a mutually acceptable agreement within those thirty calendar days.

  (j)     No Third Party Beneficiaries.  This agreement does not confer any rights or remedies upon any person or entity other than the signatories to this agreement. Only signatories to this agreement have enforceable rights and remedies under this agreement.

  (k)     Modifications and Waivers.  Any waiver of the provisions of this agreement or of a party’s rights or remedies under this agreement must be in writing to be effective.  Failure, neglect, or delay by a party to enforce the provisions of this agreement or its rights or remedies at any time may not be construed and will not be deemed to be a waiver of such party’s rights under this agreement and will not in any way affect the validity of the whole or any part of this agreement or prejudice such party’s right to take subsequent action.

  (l)     Counterparts.  This agreement may be signed in counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument.  The agreement may also be signed and transmitted by email or facsimile, with such signature to be treated as an original and the document transmitted to be considered to have the same binding effect as an original signature on an original document.  At the request of either party, any emailed or facsimiled document shall be re-executed in original form by the parties who signed the emailed or facsimiled document.

  (m)    Signature Dates.  In the event that USAT returns an executed but undated copy of this agreement to Visa, USAT authorizes Visa to insert the date of Visa’s receipt of the executed copy.

  (n)     No Party a Drafter; Titles and Subtitles.  No party will be considered to be the drafter of this agreement or any provision hereof for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter hereof.  The titles and subtitles used in this agreement are for convenience only and are not to be considered in construing or interpreting this agreement.

  (o)     Taxes.  USAT is responsible for any and all taxes which may be applicable to benefit of the Promotional IRF Rates.

[End of schedule A]

SCHEDULE B

1.	INCENTIVES.

USAT, or USAT Customers may route any transaction initiated on a Visa Debit Card through any network enabled on such Card and nothing in this agreement requires or incents USAT to undertake any act or omission in violation of applicable law or regulation.

A.	SCOPE OF INCENTIVES. ***

B.	DEBIT REGULATED PROMOTIONAL IRF RATES.

(i)
During the Incentive Quarter that begins on the Effective Date Visa will make available systematically to USAT’s Acquirer an IRF rate of *** (capped at $0.21 plus the then-current Fraud-Prevention Adjustment) (the “Visa Debit Regulated Promotional IRF Rate”) for each CPS-qualified consumer, face-to-face Regulated Visa Debit Transaction originated at a Included Merchant Location, ***, and routed for authorization, clearing, and settlement through *** (the “Eligible Visa Debit Regulated Transactions”).

(ii)
Furthermore, subject to schedule C, if within ten calendar days of the end of any Incentive Quarter Visa receives from USAT the Quarterly Regulated Debit Certification in the form attached hereto as Rider 1 (the “Quarterly Regulated Debit Certification”) for such Incentive Quarter, then Visa will continue to make available systematically to USAT’s Acquirer the Visa Debit Regulated Promotional IRF Rate for the Eligible Visa Debit Regulated Transactions originated during the immediately following Incentive Quarter.

(iii)
However, subject to schedule C, if Visa does not receive a Quarterly Regulated Debit Certification within ten calendar days of the end of an Incentive Quarter, then Visa may at its sole discretion, upon ten calendar days’ written notice to USAT, stop making available systematically the Visa Debit Regulated Promotional IRF Rate to USAT’s Acquirer for the Eligible Visa Debit Regulated Transactions originated during all of the Incentive Quarters that follow; but if later Visa receives a Quarterly Regulated Debit Certification within ten calendar days of an Incentive Quarter, then Visa may at its sole discretion, within forty-five calendar days of the end of such Incentive Quarter, begin to again make available systematically the Visa Debit Regulated Promotional IRF Rate to USAT’s Acquirer for the Eligible Visa Debit Regulated Transactions.

C.	DEBIT NON-REGULATED PROMOTIONAL IRF RATES.

(i)
During the Incentive Quarter that begins on the Effective Date, Visa will make available systematically to USAT’s Acquirer a promotional IRF rate of *** (the “Non-Regulated Debit Promotional IRF Rate”) for each CPS-qualified consumer, face-to-face Non-Regulated Visa Debit Transaction originated at the Included Merchant Locations, ***, and routed for authorization, clearing, and settlement through *** (the “Eligible Visa Debit Non-Regulated Transactions”).

(ii)
Furthermore, subject to schedule C, if within ten calendar days of the end of each Incentive Quarter Visa receives from USAT the Quarterly Non-Regulated Debit Certification in the form attached hereto as Rider 2 (the “Quarterly Non-Regulated Debit Certification”) for the just completed Incentive Quarter, then Visa will continue to make available systematically to USAT’s Acquirer the Non-Regulated Debit Promotional IRF Rate for the Eligible Visa Debit Non-Regulated Transactions originated during the immediately following Incentive Quarter.

(iii)
However, subject to schedule C, if Visa does not receive a Quarterly Non-Regulated Debit Certification within ten calendar days of the end of an Incentive Quarter, then Visa may at its sole discretion, upon ten calendar days’ written notice to USAT, stop making available systematically the Non-Regulated Debit Promotional IRF Rate to USAT’s Acquirer for the Eligible Visa Debit Non-Regulated Transactions originated during all of the Incentive Quarters that follow; but if later Visa receives a Quarterly Non-Regulated Debit Certification within ten calendar days of the end of the applicable Incentive Quarter, then Visa may at its sole discretion, within forty-five calendar days of the end of such Incentive Quarter, begin to again make available systematically the Non-Regulated Debit Promotional IRF Rate to USAT’s Acquirer for the Eligible Visa Debit Non-Regulated Transactions.

D.	CREDIT PROMOTIONAL IRF RATES.

(i)
During the Incentive Quarter that begins on the Effective Date, Visa will make available systematically to USAT’s Acquirer a promotional IRF rate of *** (the “Credit Promotional IRF Rate”) for each CPS-qualified consumer, face-to-face Visa Credit Transaction originated at the Included Merchant Locations, ***, and routed for authorization, clearing, and settlement through *** (the “Eligible Visa Credit Transactions”).

(ii)
Furthermore, subject to schedule C, if within ten calendar days of any Incentive Quarter Visa receives from USAT the Quarterly Credit Certification in the form attached hereto as Rider 3 (the “Quarterly Credit Certification”) for such Incentive Quarter, then Visa will continue to make available systematically to USAT’s Acquirer the Credit Promotional IRF Rate for the Eligible Visa Credit Transactions originated during the immediately following Incentive Quarter.

(iii)
However, subject to schedule C, if Visa does not receive a Quarterly Credit Certification within ten calendar days of the end of an Incentive Quarter, then Visa may at its sole discretion, upon ten calendar days’ written notice to USAT, stop making available systematically the Visa Credit Promotional IRF Rate to USAT’s Acquirer for the Eligible Visa Credit Transactions originated during all of the Incentive Quarters that follow; but if later Visa receives a Quarterly Credit Certification within ten calendar days of the end of the applicable Incentive Quarter, then Visa may at its sole discretion, within forty-five calendar days of the end of such Incentive Quarter, begin to again make available systematically the Credit Promotional IRF Rate to USAT’s Acquirer for the Eligible Visa Credit Transactions.

E.	UNATTENDED DEBIT PROMOTIONAL IRF RATES.

(i)
During the Incentive Quarter that begins on the Effective Date, Visa will make available systematically to USAT’s Acquirer a promotional IRF of *** (capped at $0.21 plus the then-current Fraud-Prevention Adjustment) (the “Unattended Debit Promotional IRF Rate”) for each CPS-qualified consumer, face-to-face Regulated Visa Debit Transaction originated at the Included Merchant Locations, excluding any Regulated Visa Debit Transaction that was***, and routed for authorization, clearing, and settlement through *** (the “Eligible Unattended Visa Debit Transactions” and collectively with the Eligible Visa Debit Regulated Transactions, the Eligible Visa Debit Non-Regulated Transactions, and the Eligible Visa Credit Transactions, the “Eligible Transactions”).

(ii)
Furthermore, subject to schedule C, if within ten calendar days of the end of each Incentive Quarter Visa receives from USAT the Quarterly Unattended Regulated Debit Certification in the form attached hereto as Rider 4 (the “Quarterly Unattended Regulated Debit Certification”) for the just completed Incentive Quarter, then Visa will continue to make available systematically to USAT’s Acquirer the Unattended Debit Promotional IRF Rate for the Eligible Unattended Visa Debit Transactions originated during the immediately following Incentive Quarter.

(iii)
However, subject to schedule C, if Visa does not receive a Quarterly Unattended Regulated Debit Certification within ten calendar days of the end of an Incentive Quarter, then Visa may at its sole discretion, upon ten calendar days’ written notice to USAT, stop making available systematically the Unattended Debit Promotional IRF Rate to USAT’s Acquirer for the Eligible Unattended Visa Debit Transactions originated during all of the Incentive Quarters that follow; but if later Visa receives a Quarterly Unattended Regulated Debit Certification within ten calendar days of the end of the applicable Incentive Quarter, then Visa may at its sole discretion, within forty-five calendar days of the end of such Incentive Quarter, begin to again make available systematically the Unattended Debit Promotional IRF Rate to USAT’s Acquirer for the Eligible Unattended Visa Debit Transactions.

F.
EXISTING AGREEMENT.  Visa and USAT previously entered into a Visa U.S.A. Inc. Visa Promotional Agreement effective as of October 12, 2011, as amended by that First Amendment to the Visa U.S.A. Inc. Visa Promotional Agreement on October 14, 2012 (the “Prior Agreement”).  Visa and USAT agree that the Prior Agreement will be terminated in its entirety as of the Effective Date (defined on the cover page of this agreement).

[End of schedule B]

SCHEDULE C

A.	USAT PARTICIPATION REQUIREMENTS.

Visa will make available systematically to USAT’s Acquirer the Promotional IRF Rates only if USAT complies at all times during the Term with all of the requirements in subsections (i) through (ii) of this section A of schedule C (the “USAT Participation Requirements”):

(i)
Within thirty calendar days of the end of each Incentive Quarter, USAT shall provide Visa with a written certification (“Quarterly USAT Certification”) addressed to Visa, signed by an officer of USAT, and on USAT letterhead that must include all of the following certifications that apply to such Incentive Quarter:

(1)	USAT has only passed on, or authorized USAT’s Acquirer to pass on, the benefits of the Promotional IRF Rates during such Incentive Quarter;

(2)
USAT shall include a complete list of all of Included Merchant Locations during the Incentive Quarter and the date in which USAT or USAT’s Acquirer began passing on the benefits of the Promotional IRF Rates;

(3)	A certification that USAT has included the appropriate and unique MVV applicable to each of the Eligible Transactions generated during the Incentive Quarter.

(4)
A certification that at least *** new Included Merchant Locations were created by USAT Customers during the Incentive Quarter and USAT must provide Visa the exact number of new Included Merchant Locations that were created during the Incentive Quarter.

(ii)
If USAT does not provide Visa a Quarterly USAT Certificate that includes all of the certifications listed above in section A(i) of this schedule C within thirty calendar days of the end of any Incentive Quarter during the Term, then Visa may, at its sole discretion, terminate this agreement by giving USAT at least thirty calendar days’ written notice prior to the effective date of such termination.

B.	CONDITIONS FOR AUTHORIZATION TO PASS ON BENEFITS TO USAT CUSTOMERS.

(i)
During each Incentive Quarter USAT may pass on, or authorize USAT’s Acquirer to pass on, the benefit of the Promotional IRF Rates only to USAT Customers that meet all of the Merchant Participation Requirements at all times during the applicable Incentive Quarter.

(ii)	For the purposes of this agreement, during each Incentive Quarter during the Term, “Merchant Participation Requirements” means collectively all of the following conditions:

(1)	At all times during the applicable Incentive Quarter all of the Included Merchant Locations must accept any and all Visa Cards.

(2)	There may not be *** at any time during the applicable Incentive Quarter in respect of any of the Included Merchant Locations.

(3)	At all times during the applicable Incentive Quarter, the dollar amount of of the Transactions that originated at each of the Included Merchant Locations during such Incentive Quarter was $***.

(4)
At all times during the applicable Incentive Quarter, the result of *** the aggregate amount of the Volume generated at all of the Included Merchant Locations during such Incentive Quarter *** the total number of Transactions generated during that same period at each of the Included Merchant Locations must be ***.

(iii)
In the event a USAT Customer ceases to be in compliance with any of the Merchant Participation Requirements, USAT shall (1) notify Visa, within ten calendar days of such non-compliance, in a writing signed by an officer of USAT and on USAT letterhead and (2) immediately stop passing on the benefit of the Promotional IRF Rates to such USAT Customer.

C.	AGREEMENT AND ACKNOWLEDGEMENT REGARDING***.

(i)
***. USAT agrees and acknowledges that ***at all times during the Term is a material inducement to Visa offering and maintaining the Visa Debit Regulated Promotional IRF Rate, and that Visa may not offer and make available the Visa Debit Regulated Promotional IRF Rate if at any time during the Term***.  In the event USAT determines or becomes aware that***, USAT shall, no later than ten (10) calendar days of making such determination or having knowledge of***, cease passing on, or instruct USAT’s Acquirer to cease passing on, as applicable, the benefit of the Visa Debit Regulated Promotional IRF Rate to such USAT Customer.

(ii)
***. USAT agrees and acknowledges that *** at all times during the Term is a material inducement to Visa offering and maintaining the Non-Regulated Debit Promotional IRF Rate, and that Visa may not offer and make available the Non-Regulated Debit Promotional IRF Rate if at any time during the Term***.  In the event USAT determines or becomes aware that***, USAT shall, no later than ten (10) calendar days of making such determination or having knowledge of***, cease passing on, or instruct USAT’s Acquirer to cease passing on, as applicable, the benefit of the Non-Regulated Debit Promotional IRF Rate to such Included Merchant Location.

(iii)
***. USAT agrees and acknowledges that ***at all times during the Term is a material inducement to Visa offering and maintaining the Credit Promotional IRF Rate, and that Visa may not offer and make available the Credit Promotional IRF Rate if at any time during the Term***.  In the event USAT determines or becomes aware that***, USAT shall, no later than ten (10) calendar days of making such determination or having knowledge of***, cease passing on, or instruct USAT’s Acquirer to cease passing on, as applicable, the benefit of the Credit Promotional IRF Rate to such USAT Customer.

(iv)
***. USAT agrees and acknowledges that *** at all times during the Term is a material inducement to Visa offering and maintaining the Unattended Debit Promotional IRF Rate, and that Visa may not offer and make available the Unattended Debit Promotional IRF Rate if at any time during the Term***.  In the event USAT determines or becomes aware that***, USAT shall, no later than ten (10) calendar days of making such determination or having knowledge of***, cease passing on, or instruct USAT’s Acquirer to cease passing on, as applicable, the benefit of the Unattended Debit Promotional IRF Rate to such USAT Customer.

D.	RIGHT TO AUDIT.

(i)
Visa has the right to confirm the accuracy of any Quarterly USAT Certification.  Upon Visa’s request to USAT, USAT will permit Visa to work with USAT’s external auditor to examine the books and records of USAT in order to confirm the accuracy of any Quarterly USAT Certification, and USAT shall provide to Visa or USAT’s auditor any commercially reasonable information as to permit Visa to verify and confirm the assertions stated in the Quarterly USAT Certification.    IF USAT’s auditor does not work with Visa in accordance with this provision, then USAT must engage with its auditor and fulfill Visa’s auditing rights under this provision.  Visa’s rights in this section will survive the termination or natural expiration of the Term.

E.     MERCHANT DISCOUNT RATE; ACQUIRER IMPLEMENTATION.  USAT acknowledges and agrees that: (A) Visa does not set the merchant discount rate charged to USAT or to USAT Customers by the Acquirer for Visa transactions, and that such discount rate is determined entirely through a separate agreement between USAT,  USAT Customers, and the Acquirer; (B) it is USAT’s or USAT Customers’ sole responsibility to engage with the Acquirer and negotiate its merchant discount rate and other fees related to the acceptance of Visa Cards; (C) it is USAT’s and USAT Customers’ sole responsibility to engage with the Acquirer to ensure the Acquirer’s systems are capable of accepting and processing the systemic application of the promotional IRF rates offered under this agreement for transactions generated at Included Merchant Locations; (D) in order for USAT and USAT Customers to enjoy the benefits of the promotional IRF rates offered under this agreement the Acquirer’ systems must be adjusted to be capable of accepting and processing the systemic application of the Promotional IRF Rates for transactions generated at Included Merchant Locations; and (E) Visa is not responsible to USAT or USAT Customers for any expenses or fees the Acquirer may assess to USAT or USAT Customers in connection with the adjustments to the Acquirer’ systems that are required in order for such systems to accept and process the systemic application of the Promotional IRF Rates offered under this agreement for transactions generated at Included Merchant Locations or for any expenses caused by a delay in the Acquirer to make any such adjustments.

F.    COMPLIANCE.  USAT warrants and represents to Visa that USAT and each of the USAT Customers shall comply with the terms and conditions of the acceptance agreement, as amended from time to time, between itself and its Acquirer (“Acceptance Agreement”) that relate to the adherence to the Visa Operating Regulations.

G.    MERCHANT VERIFICATION VALUE.  USAT acknowledges and agrees that only Visa Card transactions that: (i) are routed for authorization, clearing, and settlement through the applicable *** at Included Merchant Locations and (ii) contain the assigned MVV and are processed by the Acquirer are eligible for the incentives described in Schedule B.  Transactions that do not meet the foregoing criteria are not eligible to any of the incentives described in Schedule B.

H.    CISP/PCI COMPLIANCE.  If at any time during the Term, USAT and/or its service providers involved in processing, storing, transmitting, and/or handling any cardholder or transaction information (“Service Providers”) or a USAT Customer are not in compliance with the Payment Card Industry Data Security Standard in accordance with the Visa Cardholder Information Security Program (“CISP”) as described at www.visa.com/cisp or at a successor URL, as such standard may be amended from time to time (“PCI Standard”) in a material manner, then Visa may at is sole discretion: (A) upon thirty calendar days’ written notice to USAT, suspend Visa’s obligations under schedule B; or (B) terminate this agreement upon thirty calendar days’ written notice to USAT.  In the event Visa chooses (A), Visa’s obligations under schedule B will be suspended with respect to transactions occurring on and after the date that is thirty calendar days following the date when USAT, a Service Provider, or a USAT Customer first failed to meet the PCI Standard in a material manner, and will not be reinstated unless and until the parties agree otherwise in a written and mutually signed amendment to this agreement.  In the event Visa chooses (B), all of Visa’s obligations under schedule B will cease with respect to transactions occurring on and after the date that is thirty calendar days following the date when USAT, the Service Providers, or a USAT Customer first failed to meet the PCI Standard in a material manner.  USAT warrants and represents to Visa that USAT, and, to its knowledge Service Providers and USAT Customers are as of the Effective Date, in compliance with the PCI Standard.

[End of schedule C]

SCHEDULE D

ELIGBLE MERCHANT CATEGORY CODES

The benefit of the Promotional IRF Rates are available to, and may be passed on, only to the Included Merchant Locations with the MCC’s enumerated below (each an “Eligible Merchant Category Code”); and USAT must ensure that such MCC’s are assigned in accordance with the Visa Operating Regulations.  At any time during the Term the parties can agree to amend this list of Eligible Merchant Category Codes to include more MCC’s that the parties wish to include under this agreement. In no instances will unattended *** locations with an MCC of *** or any other MCC be eligible for the Benefits.

(1)	***
(2)	***
(3)	***
(4)	***
(5)	***
(6)	***
(7)	***
(8)	***
(9)	***
(10)	***
(11)	***
-

 [End of schedule D]

Rider 1

to

USA Technologies, Inc. Incentive Agreement

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of [____] (“Agreement”)

Form of

Quarterly Regulated Debit Certification

*   *   *

The language above in the header of this Rider 1 is only for purposes of identifying this document in the context of the Agreement.

*   *   *

Quarterly Regulated Debit Certification

Certification

USA Technologies, Inc. (“USAT”) confirms and certifies to Visa that, in respect of the three month period that started on [date] and concluded on [date] (the “Relevant Quarter”), all of the assertions in (i) through (v) below are true, accurate, and complete for each Eligible Merchant that USAT or USAT’s Acquirer passed along the benefit of the Visa Debit Regulated Debit IRF Rate to during the Relevant Quarter:

(i)	During the Relevant Quarter, the rate of the *** was *** the rate of the Visa Debit Regulated Promotional IRF Rate;

(ii)	During the Relevant Quarter, all of the Included Merchant Locations accepted any and all Visa Cards;

(iii)	All of the Included Merchant Locations are located in the Territory;

(iv)	The dollar amount of *** of the Regulated Visa Debit Transactions that originated at the Included Merchant Locations during the Relevant Quarter was $***; and

(v)
The result of *** the aggregate amount of the *** volume from Regulated Visa Debit Transactions originated at all of the Included Merchant Locations during the Relevant Quarter *** the total number of Regulated Visa Debit Transactions originated during the Relevant Quarter at the Included Merchant Locations were *** than $***.

Acknowledgment and Agreement

USAT acknowledges and agrees that the*** at all of the Included Merchant Locations at all times during the Term is a material inducement to Visa offering and make systematically available to USAT and USAT’s Acquirer the Visa Debit Regulated Promotional IRF Rate, and that Visa may not offer and stop making systematically available the Visa Debit Regulated Promotional IRF Rate if at any time during the Term there is a *** at any of the Included Merchant Locations.

I certify that I am responsible for preparing this certification on behalf of USAT and that USAT used commercially reasonable diligence in determining the information necessary to make the assertions and certifications contained in this document in accordance with USAT’s records and that to the best of my knowledge those assertions and certifications are true, accurate, and complete.

By:

Name:

Title:

(Must be an officer of USA Technologies, Inc.)

Date:

 Rider 2

to

USA Technologies, Inc. Incentive Agreement

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of [_____] (“Agreement”)

Form of

Quarterly Non-Regulated Debit Certification

*   *   *

The language above in the header of this Rider 2 is only for purposes of identifying this document in the context of the Agreement.

*   *   *

Quarterly Non-Regulated Debit Certification

Certification

USA Technologies, Inc. (“USAT”) confirms and certifies to Visa that, in respect of the three month period that started on [date] and concluded on [date] (the “Relevant Quarter”), all of the assertions in (i) through (v) below are true, accurate, and complete for each Eligible Merchant that USAT or USAT’s Acquirer passed along the benefit of the Non-Regulated Debit Promotional IRF Rate to during the Relevant Quarter:

(i)	During the Relevant Quarter, the rate of the*** was*** the rate of the Non-Regulated Debit Promotional IRF Rate;

(ii)	During the Relevant Quarter, all of the Included Merchant Locations accepted any and all Visa Cards;

(iii)	All of the Included Merchant Locations are located in the Territory;

(iv)	The dollar amount of *** of the Non-Regulated Visa Debit Transactions originated at the Included Merchant Locations during the Relevant Quarter was $***; and

(v)
The result of *** the aggregate amount of the *** volume from Non-Regulated Visa Debit Transactions generated at all of the Included Merchant Locations during the Relevant Quarter *** the total number of Non-Regulated Visa Debit Transactions generated during the Relevant Quarter at the Included Merchant Locations was *** than $***.

Acknowledgment and Agreement

USAT acknowledges and agrees that the *** at each of the Included Merchant Locations throughout the Term, is a material inducement to Visa offering and making systematically available to USAT and USAT’s Acquirer the Non-Regulated Debit Promotional IRF Rate, and that Visa may not offer and stop systematically making available the Non-Regulated Debit Promotional IRF Rate if at any time during the Term there is a*** at any of the Included Merchant Locations.

I certify that I am responsible for preparing this certification on behalf of USAT and that USAT used commercially reasonable diligence in determining the information necessary to make the assertions and certifications contained in this document in accordance with USAT’s records and that to the best of my knowledge those assertions and certifications are true, accurate, and complete.

By:

Name:

Title:

(Must be an officer of USA Technologies, Inc.)

Date:

Rider 3

to

USA Technologies, Inc. Incentive Agreement

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of [____] (“Agreement”)

Form of

Quarterly Credit Certification

*   *   *

The language above in the header of this Rider 3 is only for purposes of identifying this document in the context of the Agreement.

*   *   *

Quarterly Credit Certification

Certification

USA Technologies, Inc. (“USAT”) confirms and certifies to Visa in respect of the three month period that started on [date] and concluded on [date] (the “Relevant Quarter”), all of the assertions in (i) through (v) below are true, accurate, and complete for each Included Merchant that USAT or USAT’s Acquirer passed along the benefit of the Credit Promotional IRF Rate to during the Relevant Quarter:

(i)	During the Relevant Quarter, the rate of the *** was *** the rate of the Credit Promotional IRF Rate;

(ii)	During the Relevant Quarter, all of the Included Merchant Locations accepted any and all Visa Cards;

(iii)	All of the Included Merchant Locations are located in the Territory;

(iv)	The dollar amount of *** of the Visa Credit Transactions originated at the Included Merchant Locations during the Relevant Quarter was $***; and

(v)
The result of *** the aggregate amount of the *** volume from Visa Credit Transactions originated at all of the Included Merchant Locations during the Relevant Quarter *** the total number of Visa Credit Transactions originated during the Relevant Quarter at the Included Merchant Locations was *** than $***.

Acknowledgment and Agreement

USAT acknowledges and agrees that *** at each of the Included Merchant Locations throughout the Term, is a material inducement to Visa offering and systematically making available to USAT and USAT’s Acquirer the Credit Promotional IRF Rate, and that Visa may not offer and maintain the Credit Promotional IRF Rate if at any time during the Term there is a *** at any of the Included Merchant Locations.

I certify that I am responsible for preparing this certification on behalf of USAT and that USAT used commercially reasonable diligence in determining the information necessary to make the assertions and certifications contained in this document in accordance with USAT’s records and that to the best of my knowledge those assertions and certifications are true, accurate, and complete.

By:

Name:

Title:

(Must be an officer of USA Technologies, Inc.)

Date:

Rider 4

to

USA Technologies, Inc. Incentive Agreement

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of [____] (“Agreement”)

Form of

Quarterly Unattended Regulated Debit Certification

*   *   *

The language above in the header of this Rider 4 is only for purposes of identifying this document in the context of the Agreement.

*   *   *

Quarterly Unattended Regulated Debit Certification

USA Technologies, Inc. (“USAT”) confirms and certifies to Visa that, in respect of the three month period that started on [date] and concluded on [date] (the “Relevant Quarter”), all of the assertions in (i) through (v) below are true, accurate, and complete for each Included Merchant that USAT or USAT’s Acquirer passed along the benefit of the Unattended Debit Promotional IRF Rate to during the Relevant Quarter:

(i)	During the Relevant Quarter, the rate of the *** was *** the rate of the Unattended Debit Promotional IRF Rate;

(ii)	During the Relevant Quarter, all of the Included Merchant Locations accepted any and all Visa Cards;

(iii)	All of the Included Merchant Locations are located in the Territory;

(iv)	The dollar amount of *** of the Unattended Visa Debit Transactions originated at the Included Merchant Locations during the Relevant Quarter was $***; and

(v)
The result of *** the aggregate amount of the *** volume from Unattended Visa Debit Transactions originated at all of the Included Merchant Locations during the Relevant Quarter *** the total number of Unattended Visa Debit Transactions originated during the Relevant Quarter at the Included Merchant Locations was *** than $***.

Acknowledgment and Agreement

USAT acknowledges and agrees that *** at each of the Included Merchant Locations, as of the Rate Effective Date and continuing throughout the Term, is a material inducement to Visa offering and making systematically available to the Acquirer the Unattended Debit Promotional IRF Rate, and that Visa may not offer and maintain the Unattended Debit Promotional IRF Rate if at any time during the Term there is an *** at any of the Included Merchant Locations.

I certify that I am responsible for preparing this certification on behalf of USAT and that USAT used commercially reasonable diligence in determining the information necessary to make the assertions and certifications contained in this document in accordance with USAT’s records and that to the best of my knowledge those assertions and certifications are true, accurate, and complete.

By:

Name:

Title:

(Must be an officer of USA Technologies, Inc.)

Date:

Page 26 of 26